The Official translation of Spanish to English documents annexed in my assistant as Expert Witness Translator of Administration for the State, in the areas of interpreter: English language-Spanish and translator of English-Spanish, and vice versa in the Judicial District of Ensenada, Baja California, with registration number 000634.

Therefore I declare that I have translated the following document: **PURCHASE AGREEMENT WITH RESERVATION OF OWNERSHIP, between MR. ARMANDO ESPINOZA ARROYO, IN HIS CAPACITY AS EXECUTOR OF THE TESTAMENTARY SUCCESSION MR. JULIO ESPINOSA GARCIA, ALSO KNOWN AS ESPINOZA JULIO GARCIA AND ON THE OTHER HAND PROCON BAJA JV S. DE C.V**, from Spanish to English with the best of my abilities.

Ensenada Baja California Mexico, Marvh 02, 2017.

INTERPRETE INGLES · ESPAÑOL · Ricardo Adrian Valencia Madrigal · TRADUCTOR DEL IDIOMA INGLES

Ricardo Adrian Valencia Madrigal

Licenciado en Derecho.
Licenciado en Traducción
Cédula profesional federal número 6101390.
Perito Traductor
(Expert Witness Translator)
Número de registro 000634

Avenida Pedro Loyola #156, Fraccionamiento Playa Ensenada,
Ensenada, Baja California
Correo electrónico (email): ricardovalencia29@gmail.com
Tel: 044-646-197-15-88

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PURCHASE AGREEMENT WITH RESERVATION OF OWNERSHIP., WHICH ENTERED INTO BY MR. ARMANDO ESPINOZA ARROYO, IN HIS CAPACITY AS EXECUTOR OF THE TESTAMENTARY SUCCESSION TO THE ASSETS OF MR. JULIO ESPINOSA GARCIA, ALSO KNOWN AS ESPINOZA JULIO GARCIA, WHO IN HEREINAFTER KNOWN AS "THE SELLER" WHO OPERATES WITH THE CONSENT OF THE SOLE AND UNIVERSAL HEIR OF THE TASTATE SUCCESSION OF THE ASSETS OF MR JULIO GARCIA ESPINOSA, ALSO KNOWN AS ESPINOZA JULIO GARCIA, MRS. RUFINA ARROYO CASTRO; AND ON THE OTHER HAND PROCON BAJA JV S. DE C.V. DULY REPRESENTED BY THE MESSRS. JAN GUNNAR GUNNARSSON TELANDER AND FLAVIO FRANCISCO CONTRERAS ESPINOZA WHOM HEREINAFTER Identified as "THE PURCHASER" WHO IS SUBJECT TO THE CONTENT,

DECLARATIONS

I. - Declares " THE SELLER " under oath:

a) Being executor of the testamentary succession to property, who in life took the name JULIO GARCIA ESPINOSA, also known as ESPINOZA JULIO GARCIA. Personality credited with public deed number (155.368) Hundred Fifty Five Thousand Three Hundred Sixty-Eight, Volume (1,258) Thousand Two Hundred and Fifty-Eight, page 12, lying before the Notary Public No. 2 of the City of Ensenada, the Att. Guilebaldo Silva Cota, containing the testamentary succession of ESPINOSA JULIO GARCIA, also known as ESPINOZA JULIO GARCIA.

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b) That on March 6, 2008, the person whose name is JULIO GARCIA ESPINOZA, obtained title issued in Mexicali, Baja

d) The declares "THE SELLER" that the property described above is free of charge, limitation domain, the current in the payment of property taxes and any other debt of a fiscal nature.

e) Declares "THE SELLER " be properly trained for the execution of this agreement.

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g) Recognizes them in the capacity they exercise MR. JAN GUNNAR GUNNARSSON TELANDER and FLAVIO FRANCISCO CONTRERAS ESPINOZA as legal representative of the legal entity PROCON BAJA JV S. DE R.L. DE C.V.

II. Mrs. RUFINA ARROYO CASTRO declares

a) Being Unique and Universal Heir to the testamentary succession to the assets ESPINOSA JULIO GARCIA also known as ESPINOZA JULIO GARCIA.

III. Declares "THE PURCHASER" under oath:

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a) That his client is a corporation, incorporated under Mexican law under the name "PROCON BAJA" JV S. DE R.L. DE C.V., deed number 86.312 dated July 27, 2016, before the faith of the Att. ANGEL SAAD SAID Notary public number 4 of the municipality of Ensenada, Baja California Which prove their personality with refer public instrument.

b) Recognize the personality who holds Mr. Armando Espinoza Arroyo, in his capacity as the executor of the testamentary succession to property of, JULIO ESPINOSA GARCIA, also known as JULIO ESPINOZA GARCIA as the person holding the Mrs. RUFINA ARROYO CASTRO, in her unique character and universal heiress of the testamentary succession to property of JULIO GARCIA ESPINOSA also known as ESPINOZA JULIO GARCIA.

California, by the National Agrarian Registry, the plot Z-189 P-l of the Ejido ReformaComprehensive Agrarian Municipality of Ensenada, Baja California, with surface 2354-97-08.43 (Two thousand three hundred and fifty-four hectares, ninety-seven areas, eight point forty-three centiare); with titles, under the numbers 000000002799/0001, 000000002799/0002 and 000000002799/0003 Lot 189 Z-l P-l of Ejido Reforma Agraria Integral, Delegation of El Rosario in the municipality of Ensenada, Baja California, having been entered in the register National agrarian Under the Folio 12-0000661, 12-0000662 and 12-0000663; and registered in the Public Registry of Property and Commerce of the city of Ensenada, Baja California, on May 20, 2008, under the record number 5,187,567, 5,187,476 and 5,187,568 Civil Section, and registered in the Public Registry of Property and Trade. Having enrolled in the National Agrarian Registry, under the Folio 12-0000661, 12-0000662 and 12-0000663, with a total area of 2354-97-08.43 (Two thousand three hundred and fifty-four hectares, ninety-seven areas, eight point forty-three centiare). Property that has the following metes and bounds:

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NORTH 1665.21 meters plot 106
NORTHWEST broken line, 8872.59 meters plot 106
SOUTHEAST broken line, 9962.83 meters plot 106
WEST broken line, 8883.85 meters with the Pacific Ocean.

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c) That within the estate of testamentary succession to property of ESPINOSA JULIO GARCIA also known as ESPINOZA JULIO GARCIA, he is the property described in the immediately preceding paragraph.

a)"THE PURCHASER" Declares that he has sufficient capacity to conduct the legal act embodied in this document, knowing the property subject of this agreement, which express their agreement with the granting of the same.

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b) It is properly trained for the execution of this agreement.

c) Declares "the Purchaser" is in the process of establishing a corporation under Mexican law, in which both will be shareholders of the same.

Exposed above the Parties agree and undertake bestow what is contained in the following:

CLAUSU SES

FIRST.- "THE SELLER" Mr. ARMANDO ESPINOZA ARROYO, in their own right and in its capacity as executor of testamentary succession to the assets JULIO ESPINOSA GARCIA, also known as JULIO ESPINOZA GARCIA; Mrs. RUFINA ARROYO CASTRO, in their own right, in its capacity as sole heir of the respectively succession, SELL, ASSIGNS and TRANSFERS, with reservation of ownership in favor of the Purchaser, PROCON BAJA JV S.DE RL DE CV, who through their legal representatives acquire for himself, a fraction of 2,056,00 (two thousand fifty six hectares), ownership, possession and title reservation of the plot, with titles, low numbers Folios 000000002799/0001 , 000000002799/0002 000000002799/0003 Lot 189 Z-l P-l of Ejido Reforma Agraria Integral, Delegation of El Rosario in the municipality of Ensenada, Baja California having been entered in the National Agrarian Registry, under the Folio 12-0000661, 0000662 and 12-0000663, with a total area of 2354-97-08.43 (Two thousand three hundred and fifty-four hectares, ninety-seven areas, eight point forty-three centiare); and

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registered in the Public Registry of Property and Commerce of the city of Ensenada, Baja California, on May 20, 2008, under the record number 5,187,567, 5,187,476 and 5,187,568 Civil Section. The Property has the following measurements and boundaries described in plan annexed to this agreement.

SECOND.- Both Parties state that the price of the object or property subject of this agreement promise of sale, will be in the amount of $ 500,000.00 (FIVE HUNDRED THOUSAND DOLLARS WITH 00/100. CURRENCY OF THE UNITED STATES OF AMERICA), it will be paid by the following deadlines:

a) The amount of $ 2,000.00 (Two thousand dollars 00/100. Currency of the United States of America.), Same that were paid before the conclusion of this contract,

b)The amount of $ 10,000.00 (Two thousand dollars 00/100. Currency of the United States of America.), The time of signature of this contract through a check subject to collection.

c) The amount of $ 38,000.00 (Thirty eight thousand dollars 00/100 of the United States.); when the public deed of this contract of sale subject domain.

d) The amount of $ 450,000.00 Dollars (Four hundred fifty thousand dollars 00/100 of the United States of America), same that was paid by bank transfer, by transfer or check as follows:

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PAYMENT DATE	PAYMENT AMOUNT
December 15, 2017	$ $ 50,000.00
December 15, 2018	$ $ 100,000.00
December 15, 2019	$ $ 100,000.00
December 15, 2020	$ $ 100,000.00
December 15, 2021	$ $ 100,000.00
TOTAL	$ $ 450,000.00

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The Parties agree that the price of the transaction is fair and equitable and waive oppose in court or outside it, the content of the articles 1682, One thousand six hundred eighty two 1690690 One thousand six hundred and ninety to 1706 One thousand seven hundred six and 2104 two thousand four hundred of the Civil Code in the State of Baja California.

If "THE PURCHASER" falls in arrears charges for a period of one year, it will be grounds for rescission of this agreement and will have a contractual penalty of full payment which had hitherto been made.

THIRD. - "THE SELLER" says that the amount of the operation of this sales agreement must be paid via BANK TRANSFER, same as the "THE SELLER" will inform the bank, the account number and the interbank code "THE PURCHASER" within a period of 60 days from the signing of this agreement.

FOURTH. - "THE SELLER" and Mrs. RUFINA ARROYO CASTRO undertake a term of up to 60 days as from the signing of this agreement, shall make the award of the immovable object is contract and belongs to the estate JULIO ESPINOSA GARCÍA the decedent, and immediately afterwards, will bring to deed this contract of sale subject domain.

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"THE PARTIES" agree that this agreement will be elevated to a public deed through notarization, that Att. Guilebaldo Cota Silva will attest, Notary Public number two of this municipality.

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"THE SELLER" and Mrs. RUFINA ARROYO CASTRO undertake, at the time of raising the public deed of this agreement, exhibited before the notary public record in which it is established that have the right of first refusal as stipulated Article 84 of the Agrarian Law, being the first sale, after obtaining full ownership of the property subject of this contract of sale with reservation of ownership.

FOURTH BIS. In the present Purchase Agreement with Reservation of Ownership, the rights over three fractions will be left safe and in favor of the heiress Mrs. Rufina Arroyo Castro, the first of 18-00 Hectares. (Eighteen hectares), the second of 14.00 Hectares. (Fourteen Hectares); the third of 266-00 (Two hundred sixty-six Hectares), which are delimited in the attached plan of this contract document.

FIFTH.- As stipulated in Article 2186 of the Civil Code in the State, is an express condition of this contract that THE SELLER, retains ownership of the property subject of this sale, while not fully paid the amount of the transaction, stipulation, this special reason that will be taken in the Public Registry of Property and Commerce. this City of Ensenada, Baja California; but it suffices held by the purchaser, letter signed by the seller before a Notary Public, who legally represent it, being fully paid the amount of the procedure, to be consolidated in favor of the PURCHASER, the ownership of the sale and tittle and cancel in the Public Registry of Property and Commerce, the condition of the subject property and domain.

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SIXTH. - THE SELLER does hereby deliver the physical and legal possession of the property to the PURCHASER.

SEVENTH "THE SELLER" is obliged to sanitation for the case of eviction, under the terms of Articles 1994, 1995 and 2157, section III of the Civil Code in the State.

EIGHTH. - "THE PURCHASER" expressly and under oath, he states, that within the previous 24 months has not acquired another property that abuts it purchases under this contract. "THE PURCHASER", is hereby acknowledged to his full satisfaction of the possession of the land that is disposed of, without having anything to complain to "THE SELLER".

NINTH.- All Parties state that there is no fraud in the execution of this agreement, error, injury, bad faith, coercion, or the existence of a defect in the consent hereby granted and that could invalidate this agreement.

TENTH.- This agreement shall be construed in accordance with the laws of the United Mexican States, and subject to interpretation and implementation tasks to the competent courts of the City of Ensenada, Baja California, so the Parties expressly waive this act to the jurisdiction of their current or future domiciles.

ELEVENTH.- The expenses, duties and fees arising from granting of this writing, the issue of witness and inscription in the Public Registry of Property and Commerce of this city, are on behalf of " THE SELLER ".

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This agreement signing it takes place in three (3) copies, equally original and authentic, it formalized a single effect, in each of its nine (9) useful folios by one of its sides, in the city of Ensenada, Baja California, on January 23, 2017.

THE SELLER

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MR. ARMANDO ESPINOZA ARROYO

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Mrs. RUFINA ARROYO CASTRO

THE PURCHASER
PROCON BAJA JV S. DE C.V.

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MR. FLAVIO FRANCISCO CONTRERAS ESPINOZA

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MR. JAN GUNNAR GUNNARSSON TELANDER

INTERPRETE INGLES - ESPAÑOL
Ricardo Adrian
Valencia Madrigal

WITNESSES

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MR. MARIOESPINOSA GROSSO

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MR. MARIO HECTOR VALLES LAVANDERA